Prudential Global Total Return Fund, Inc.

Prudential Investment Portfolios 3

Prudential Real Assets Fund

Prudential World Fund, Inc.

Prudential Emerging Markets Debt Local Currency Fund

Supplement dated June 11, 2014 to the current Summary Prospectus and Prospectus of each of the funds named above, each a “Fund” and together the “Funds.”

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The Board of Directors/Trustees of the Funds named above approved a revision to each Fund’s non-fundamental policy relating to the average duration of investments in debt securities as noted in the table below, effective on or about June 11, 2014.

Fund Name	Prior Non-Fundamental Policy	New Non-Fundamental Policy
Prudential Global Total Return Fund, Inc.	The Fund's portfolio of bonds is expected to have an average duration of 3 to 8 years.	The Fund may invest in bonds of any duration.
Prudential Emerging Markets Debt Local Currency Fund	The Fund's portfolio of bonds is expected to have an average duration of 3 to 8 years.	The Fund may invest in bonds of any duration.
Prudential Real Assets Fund	The fixed income asset class will invest in bonds with varying maturities and maintain an average duration between 3 to 12 years.	The Fund may invest in bonds of any duration.

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